STOCK PURCHASE AGREEMENT

This STOCK PURCHASE AGREEMENT (this “Agreement”) is made this November 6th, 2015 , by and between Hybrid Kinetic Automotive Holdings, LLC, a Delaware limited liability company (the “Buyer”), and American Compass, Inc., a California corporation (the “Seller”).

WHEREAS, Seller wishes to sell all of its Ordinary Shares of US$0.000128 par value (the “Ordinary Shares”), of Apollo Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”), to Buyer on the terms and conditions set forth herein, and Buyer wishes to purchase such shares from Seller;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

Purchase and Sale of Stock.

(a)

Sale of Shares.  Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties and covenants contained herein, Buyer agrees to purchase from Seller and Seller agrees to sell to Buyer Seven Hundred Eighty-One Thousand Two Hundred Fifty (781,250) Ordinary Shares (the “Shares”) for the purchase price of $1.00 per Ordinary Share (the “Purchase Price”).

(b)

Closing.

(1)

The closing of the transactions contemplated hereunder (the “Closing”) shall take place at the office of the Seller on such date and time as mutually agreed to between the parties (“Closing Date”) which must be after the satisfaction of all of the Closing Conditions (as defined below) and on or prior to the Termination Date (as defined below).

(2)

On or before the Closing Date,

(i)

Seller shall deliver to Buyer (A) copies of corporate or analogous authorizations on behalf of Seller authorizing the transactions contemplated by this Agreement, (B) instructions to the Company’s Transfer Agent in substantially the form of Exhibit A attached hereto and (C) a share transfer certificate in respect of the transfer of the Shares to Buyer duly executed by Seller (collectively, the “Seller Deliverables”).

(ii)

Buyer shall deliver to Seller (A) a share transfer certificate in respect of the transfer of the Shares to Buyer duly executed by Buyer and (B) the sum of the Purchase Price and, for wires originating outside of the U.S., a $25.00 foreign wire fee via wire to the following coordinates:

BANK:

Bank is East West Bank

ABA#:

322070381

SWIFT CODE:

EWBKUS66XXX

BENEFICIARY:  American Compass Inc.

ACCOUNT:

REFERENCE/SPECIAL INSTRUCTIONS:  “Apollo”

(c)

The following shall be conditions to the consummation of the Closing (the “Closing Conditions”):

(i)

The completion and execution by Buyer of the Investor Certification attached hereto as Exhibit B, and delivery thereof to the Company;

2.

Representations and Warranties of Seller.

As an inducement to Buyer to enter into this Agreement and to purchase the Shares, Seller hereby represents and warrants as follows:

(a)

Ownership of Shares.  Seller is the registered and beneficial owner of the Shares and has sole power over the disposition of the Shares.  The Shares are legally and validly issued and fully paid and non-assessable Ordinary Shares of the Company, free of preemptive rights.

(b)

Transfer of Title.  The delivery to the Buyer of the Certificates pursuant to the provisions of this Agreement will transfer to the Purchasers good and marketable title thereto, free and clear of all liens, encumbrances, restrictions and claims of any kind.

(c)

No Other Transfer.  The Shares have not been sold, conveyed, encumbered, hypothecated or otherwise transferred by Seller except pursuant to this Agreement.

(d)

Authorization; Enforceability.  Seller has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out Seller’s obligations hereunder.  The execution, delivery and performance by Seller of this Agreement have been duly authorized by all requisite action by Seller.  This Agreement has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery by Buyer, constitutes a valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(e)

SEC Filings.  The Company has filed all reports and other materials required to be filed by section 13 or 15(d) of the Exchange Act, as applicable (the “SEC Reports”), and all such reports were filed on a timely basis. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(f)

Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its share capital and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans.  The Company does not have pending before the Commission any request for confidential treatment of information.  No event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed at least one (1) trading day prior to the date that this representation is made.

(g)

No Brokers.  Seller has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments relating to this Agreement or the transactions contemplated hereby.

(g)

Nature of Shares.  The Shares currently constitute “restricted securities” within the meaning of Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”).

(h)

Exempt Offering.  The Shares were issued by the Company and were subsequently acquired by the Seller in transactions exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”), each as promulgated by the U.S.  Securities and Exchange Commission (“SEC”).

(i)

Experience and Knowledge. Seller acknowledges and agrees that it (i) has extensive knowledge and experience in financial and business matters; (ii) has had access to all information as to the Company as it has desired; (iii) has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning the operations of the Company, its business and prospects; and (iv) has received sufficient and satisfactory answers to all questions posed to the Company to evaluate the merits and risks of the transactions contemplated by this Agreement.

(j)

Diligence by Seller.  Seller has satisfied itself with respect to the operations, affairs, financial condition and prospects of the Company, including, without limitation:

•

the Company’s limited operations

•

its audited and unaudited financial statements

•

opinions of Company’s auditors as to the status of the Company as a going concern

•

management’s decision to reevaluate the Company’s business model and plan and

•

the Company’s search for a suitable financing transaction or business ventures, such as mergers, acquisitions, joint ventures, debt or equity placements and similar or other on-balance or off-balance sheet corporate finance transactions, or to engage in any lawful act or activity, or engage in any business, for which corporations may be organized under the laws of the Cayman Islands.

(k)

Material Positive Effect.  Seller acknowledges that if the Company were to make such changes to its business plan as described above, such changes would be expected to have a material positive effect on the future value of the Company, and in particular on the value of the Shares being purchased and sold pursuant to this Agreement.  Seller understands and acknowledges that the Shares could appreciate considerably in value in the near or long term and agrees to sell anyway pursuant to this Agreement.

(l)

No Fiduciary Duty. Seller hereby acknowledges and agrees that (i) at present there is no regular public market for the Shares; (ii) the purchase and sale of the Shares is taking place in a private transaction between Seller and Buyer in an arm’s length commercial transaction at a price negotiated and agreed to by Seller as the best possible current price for the Shares; (iii) Seller is solely responsible for making its own judgments in connection with the Agreement (irrespective of whether the Company, its executive officers, auditors, or other representatives have advised or are currently advising the Company or Seller on related or other matters); and (iv) Buyer has not rendered advisory services of any nature or respect, nor owes any agency, fiduciary or other duty to Seller, in connection with such transaction or the process leading thereto.

(m)

Organization and Power.  The Company is an exempted company incorporated with limited liability in the Cayman Islands, validly existing and in good standing and has all corporate power necessary to engage in all transactions in which it has been involved, as well as any general business transactions in the future that may be desired by its directors.

(n)

Indebtedness.  The Company’s has no indebtedness or other monetary obligations.

(o)

Liabilities.  The Company has no other liabilities, actual or contingent.

(p)

Litigation.  The Company is not subject to any pending or threatened litigation, claims or lawsuits from any party, and there are no pending or threatened proceedings against the Company by any federal, state or local government, or any department, board, agency or other body thereof.

(q)

Contracts.  The Company is not a party to any contract, lease or agreement which would subject it to any performance or business obligations after the Closing.  The Company is not a party to any joint venture, partnership, consortium or other similar agreement or arrangement.

(r)

Real Estate.  The Company does not own any real estate or any interests in real estate.

(s)

Taxes.  The Company is not liable for any taxes, including income, real or personal property taxes, to any governmental or state agencies whatsoever.  The Company has timely filed all income, real or personal property, sales, use, employment or other governmental tax returns or reports required to be filed by it with any federal, state or other governmental agency and all taxes required to be paid by the Company in respect of such returns have been paid in full.  None of such returns are subject to examination by any such taxing authority and the Company has not received notice of any intention to require the Company to file any additional tax returns in any jurisdiction to which it may be subject.

(t)

Compliance with Laws.  The Company is not in violation of any provision of laws or regulations of federal, state, local or foreign government authorities or agencies.

(u)

Capitalization.  The authorized share capital of the Company consists of 39,062,500 Ordinary Shares, of which 998,275 are issued and outstanding, and 781,250 Preference Shares of US$0.000128 par value, of which no shares are issued and outstanding.  All outstanding Ordinary Shares are legally and validly issued and fully paid and non-assessable and have been issued under duly authorized resolutions of the Board of Directors of the Company.  All issuances of Ordinary Shares have been effected without violation of any preemptive rights.  All issued Ordinary Shares were issued and sold by the Company in transactions exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D and/or Regulation S thereunder.

(v)

Subscriptions, Options, Etc.  There are no outstanding subscriptions, options, warrants, convertible securities or rights or commitments of any nature in regard to the Company’s authorized but unissued share capital or any agreements restricting the transfer of outstanding or authorized but unissued share capital. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s share capital to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders.

(w)

Judgments, Liens.  There are no outstanding judgments, liens or any other security interests filed against the Company or any of its properties.

(x)

Subsidiaries.  The Company has no subsidiaries.

(y)

Employment Agreements; Employees.  The Company has no employment contracts or agreements with any of its officers, directors, or with any consultants; and the Company has no employees, consultants or agents.

(z)

Benefits.  The Company has no insurance or employee benefit plans whatsoever.

(aa)

No Defaults.  The Company is not in default under any contract, or any other document.

(bb)

Powers of Attorney.  The Company has no outstanding powers of attorney.

(cc)

No Conflicts.  The execution and delivery of this Agreement, and the subsequent closing thereof, will not result in the breach by the Company of (i) any agreement or other instrument to which it is or has been a party or (ii) the Company’s Certificate of Incorporation or Memorandum of Association and Articles of Association.

(dd)

Disclosure.  All financial and other information which the Company furnished or will furnish to the Buyer, including information with regard to the Company contained in the SEC filings filed by the Company since its inception (i) is true, accurate and complete as of its date and in all material respects except to the extent such information is superseded by information marked as such, (ii) does not omit any material fact, not misleading and (iii) presents fairly the financial condition of the organization as of the date and for the period covered thereby.

(ee)

Exchange Act.  The Ordinary Shares of the Company are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and there are no proceedings pending to revoke or terminate such registration.

(ff)

Investment Company.  The Company is not an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended, and the rules and regulations of the SEC thereunder.

The representations and warranties made above shall survive the Closing Date.

3.

Representations and Warranties of the Buyer.  Buyer hereby warrants and represents to Seller that:

(a)

Authorization; Enforceability.  Buyer has the legal right to enter into and to consummate the transactions contemplated hereby and otherwise to carry out Buyer’s obligations hereunder.  The execution, delivery and performance by Buyer of this Agreement have been duly authorized by all requisite action by Buyer. This Agreement has been duly executed and delivered by Buyer and, assuming due authorization, execution and delivery by Seller, constitutes a valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights and remedies generally, and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

(b)

Investor Representations.  Buyer (i) has extensive knowledge and experience in financial and business matters; (ii) has had access to all information as to the Company as it has desired; (iii) has made its own inquiry and investigation into, and, based thereon, has formed an independent judgment concerning the operations of the Company, its business and prospects; (iv) has received sufficient and satisfactory answers to all questions posed to the Company to evaluate the merits and risks of the transactions contemplated by this Agreement; (v) is aware that, at present, there is no public market for the Shares; (vi) has adequate means of providing such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time; and (vii) is aware that an investment in the Shares involves a number of very significant risks.

(c)

Accredited Investor Status.  The Buyer meets the requirements of at least one of the suitability standards for an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D, and as set forth on the Accredited Investor Certification attached hereto.

(d)

Not an Affiliate.  Buyer is not now, and has not been within the immediately preceding 90 days, an affiliate of the Company or its predecessor(s), as such term is defined in the Securities Act.

(e)

Brokerage Fees.  Buyer has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby

(f)

No Other Representations or Information.  In evaluating the suitability of an investment in the Shares, the Buyer has not relied upon any representation or information (oral or written) other than as stated in this Agreement.

(g)

No Governmental Review.  Buyer understands that no Cayman Islands or United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares or the fairness or suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares.

(h)

Investor Qualifications.  The Buyer represents that it was not formed for the specific purpose of acquiring the Shares, it is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares.  The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Buyer is a party or by which it is bound.

(i)

Solicitation.  The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Shares and is not subscribing for the Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a person not previously known to the Buyer in connection with investments in securities generally.

(j)

Reliance on Exemptions.  Buyer understands that the Shares are being sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of Buyer to acquire such securities.

(k)

Restrictions on Transfer or Resale.  Buyer understands that: (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise set forth in this Agreement, neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.  The Company reserves the right to place appropriate restrictive legends on the certificates representing the Shares and to place stop transfer instructions against the shares and certificates for the Conversion Shares and the Warrant Shares to the extent specifically set forth under this Agreement.  Buyer acknowledges that there is not now, and there may never be, any market or resale for the Shares, nor can there be any assurance that the Shares will be freely transferable at any time in the foreseeable future.

The representations and warranties made above shall survive the Closing Date.

4.

Covenants of the Seller.

(a)

The Seller will promptly cause the Company to deliver to the Buyer all corporate records and documents, minute books, stock books, or any other corporate document or record (including financial and bank documents, books and records) of the Company.

5.

Miscellaneous.

(a)

Default by Seller.  Seller’s failure, or failure of Seller’s agents, representatives, brokers (“Seller’s Agents”) to deliver the Certificates and Seller Deliverables to Buyer prior to the Closing Date, or the Company’s failure to deliver any required Medallion Waiver to Buyer prior to the Closing Date, shall constitute a default under this Agreement (“Default”).  Nothing herein shall limit Buyer’s right to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein for an injunction against a violation of any of the terms hereof or thereof, or for the pursuit of any other remedy which it may have by virtue of this Agreement, for the failure of Seller, Seller’s Agents, or the Company and its transfer agent to deliver the Certificates and Seller Deliverables, and the Buyer shall have the right to pursue all remedies available to it at law or in equity, including, without limitation, a decree of specific performance or injunctive relief.  In the event of Default, Seller shall pay to the Buyer the reasonable costs and expenses of collection and of any other actions referred to in this paragraph (a) or otherwise reasonably appropriate, including without limitation reasonable attorneys’ fees, expenses and disbursements.

(b)

Successors and Assigns.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties.

(c)

Choice of Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements entered into and to be performed entirely within California without applying its principles of choice of law.

(d)

Submission to Jurisdiction.  Each party to this Agreement (a) submits to the exclusive jurisdiction of any state or federal court located in Los Angeles County in the State of California having subject matter jurisdiction in any action or proceeding arising out of or relating to this Agreement, (b) agrees that any dispute or controversy concerning, arising out of or relating to this Agreement may be heard and determined in any such court, and (c) shall not bring any action or proceeding concerning, arising out of or relating to this Agreement in any other court.  Each party to this Agreement waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought.  Any party to this Agreement may make service on another party hereto by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in this Agreement.  Nothing in this Section 5(d), however, shall affect the right of any party to serve legal process in any other manner permitted by law.

(e)

Waiver of Right to Trial by Jury.  EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE AND AGREES NOT TO REQUEST A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(f)

Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or sent by overnight delivery by a nationally recognized overnight courier upon proof of sending thereof and addressed to the party to be notified at the address indicated for such party on its signature page hereto, or at such other address as such party may designate by written notice to the other parties.

(g)

Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Seller and Buyer.

(h)

Expenses.  Each of the parties shall bear its own costs and expenses incurred with respect to the negotiation, execution, delivery, and performance of this Agreement.

(i)

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(j)

Entire Agreement.  This Agreement represents and constitutes the entire agreement and understanding between the parties with regard to the subject matter contained herein.  All prior agreements, understandings and representations are hereby merged into this Agreement.

(k)

Construction.  The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.  Among other things, “or” is not exclusive and the singular may include the plural and the plural may include the singular, all as the context requires.

(l)

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties.  This Agreement, once executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(m)

Severability. In the case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(n)

Further Acts.  Each of Buyer and Seller shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as another party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.

HYBRID KINETIC AUTOMOTIVE HOLDINGS, LLC (BUYER)

By: ______________________________________

Name: Jimmy Wang

Title: Manager for Commonwealth Investments LLC

AMERICAN COMPASS, INC. (SELLER)

By: ______________________________________

Name: Vincent Wang

Title: Secretary

EXHIBIT A

FORM OF SELLER INSTRUCTIONS TO COMPANY TRANSFER AGENT

American Compass Inc.

800 E Colorado Blvd., Suite 888

Pasadena, California 91101

Action Stock Transfer

Attn: Justeene Blankship

2469 E. Fort Union Blvd., Suite 214

Salt Lake City, UT 84121, USA

Re:

Apollo Acquisition Corporation

r/n/o American Compass Inc.

Ordinary shares

Ladies and Gentlemen:

The undersigned (“Seller”) hereby authorizes and directs you to transfer seven hundred eighty one thousand two hundred fifty (781,250) shares (the “Shares”) of Ordinary Shares of Apollo Acquisition Corporation, an exempted company incorporated with limited liability in the Cayman Islands (the “Company”) registered in the name of Seller from Seller to the person(s) listed on Schedule A.  Please Federal Express the certificate for the Shares to 800 E Colorado Blvd, Suite 888, Pasadena, California 91101, Attn:  Vincent Wang.

You are hereby authorized to process the actions stated hereinabove with respect to the Shares.  The undersigned Seller agrees to indemnify you for any loss, liability or related costs that may ensue as a result of processing these actions.

Sincerely,

American Compass Inc.

By: ______________________________________

Name: Vincent Wang

Title: Secretary of American Compass Inc.

SCHEDULE A

Transferee(s)

Hybrid Kinetic Automotive Holdings, LLC

2707 East Valley Blvd., Suite 312, West Covina, California 91792

EXHIBIT B

Apollo Acquisition Corporation

INVESTOR CERTIFICATION

For Individual Accredited Investors Only

(all Individual Accredited Investors must INITIAL where appropriate):

Initial _______

I have a net worth a net worth (including homes, furnishings and automobiles, but excluding for these purposes the value of my primary residence) in excess of US$1 million either individually or through aggregating his individual holdings and those in which he has a joint, community property or other similar shared ownership interest with my spouse. (For purposes of calculating your net worth under this paragraph, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and (c) indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.)

Initial _______

I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial _______

I am a director or executive officer of the Company.

For Non-Individual Accredited Investors

(all Non-Individual Accredited Investors must INITIAL where appropriate):

Initial _______

The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial _______

The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial _______

The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial _______

The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial _______

The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial _______

The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial _______

The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial _______

The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial _______

The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial _______

The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial _______

The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.